SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PIMCO ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIMCO ETF TRUST

650 Newport Center Drive

Newport Beach, California 92660

February 19, 2015

Dear Shareholder:

On behalf of the Board of Trustees of PIMCO ETF Trust (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of the series of the Trust (each a “Fund,” and collectively, the “Funds”), to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time.

At the Meeting, shareholders of the Trust will be asked to vote on the election of six Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the proxy statement, please call (866) 721-1371.

Thank you in advance for your participation in this important event.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris
Chairman of the Board

PIMCO ETF TRUST

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 20, 2015

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the series of the Trust (each a “Fund,” and collectively, the “Funds”), will be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect six Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on February 19, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (866) 721-1371 Monday through Friday from 9 a.m. to 10 p.m. ET.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on April 20, 2015. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/PIMCOETF.pdf. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
February 19, 2015

FUNDS PARTICIPATING IN THE MEETING

ON APRIL 20, 2015

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

PIMCO ETF TRUST

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(866) 721-1371

For account information call:

(888) 400-4ETF (888-400-4383)

If a broker or other nominee holds your shares, you may contact the broker or nominee directly

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on April 20, 2015

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO ETF Trust (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of each series of the Trust (each a “Fund,” and collectively, the “Funds”) (the “Meeting”). The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660 on April 20, 2015 at 9:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about March 12, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect six Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on February 19, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. The total number of shares outstanding as of December 31, 2014 for each Fund is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of a Fund’s outstanding shares as of December 31, 2014 are listed in Exhibit B.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Fund’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), each Fund’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Fund’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

Shareholders can find important information about the Funds in the annual report to shareholders, dated June 30, 2014, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Trust at the above address, or by calling the appropriate telephone number above.

PROPOSAL

ELECTION OF SIX TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect six nominees to the Board of Trustees, four of whom do not currently serve as Trustees of the Trust. Each of the two other nominees, Mr. Douglas M. Hodge and Mr. Ronald C. Parker, currently serves as a Trustee, but was not elected to his position by the shareholders of the Trust. Mr. E. Philip Cannon, Mr. J. Michael Hagan and Mr. Brent R. Harris were previously elected by the Trust’s initial shareholder on April 24, 2009.

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the six nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Mr. George E. Borst, Ms. Jennifer Holden Dunbar, Mr. Douglas M. Hodge, Mr. Gary F. Kennedy, Mr. Peter B. McCarthy, and Mr. Ronald C. Parker. Messrs. Borst, Kennedy, McCarthy, and Parker and Ms. Dunbar are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). The Independent Trustees retained a third-party search firm, which compiled a list of potential candidates based upon criteria established by the Independent Trustees. The Independent Trustees considered candidates identified by the third-party search firm as well as candidates identified through other sources. All of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Hodge and Parker, as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Nominee[1]
Douglas M. Hodge (1957)	Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	167	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

[1]	Mr. Hodge is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
George E. Borst (1948)	N/A	N/A	Executive Advisor, McKinsey & Company (since 10/14); Executive Advisor, Toyota Financial Services (10/13-12/14); CEO, Toyota Financial Services (1/01-9/13).	167	None

Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	167	Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955)	N/A	N/A	Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	167	None

Peter B. McCarthy (1950)	N/A	N/A	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	186	Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	167	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Funds, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Variable Insurance Trust. The nominees have also been nominated to the Boards of Trustees of PIMCO Funds and PIMCO Variable Insurance Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser and administrator, which enable him to provide essential management input to the Board. Mr. Hodge also has valuable experience from his service on the Board of Trustees of the Trust since 2010.

Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of the corporation. He also served as the general manager of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation.

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the company’s corporate real estate and legal departments.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has valuable experience from his service on the board of trustees of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. Mr. Parker also has valuable experience from his service as Trustee of the Trust since 2009.

Trustee and Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Nominee
Douglas M. Hodge	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Over $100,000	Over $100,000
	PIMCO Total Return Active Exchange-Traded Fund	$50,001 - $100,000

Independent Nominees
George E. Borst	None	None	Over $100,000
Jennifer Holden Dunbar	None	None	None
Gary F. Kennedy	None	None	Over $100,000
Peter B. McCarthy	None	None	Over $100,000
Ronald C. Parker	None	None	Over $100,000

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each Trustee, except for Messrs. Hodge and Parker whose information is included in the table above, and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of January 15, 2015.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
Brent R. Harris	None	None	Over $100,000

Independent Trustees
E. Philip Cannon	None	None	Over $100,000
J. Michael Hagan	None	None	Over $100,000

As of January 15, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each of the Funds.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended June 30, 2014:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustees
Brent R. Harris	N/A	N/A	N/A	N/A
Douglas M. Hodge	N/A	N/A	N/A	N/A

Independent Trustees
E. Philip Cannon	$55,400	N/A	N/A	$422,300
J. Michael Hagan	$47,900	N/A	N/A	$285,050
Ronald C. Parker	$60,400	N/A	N/A	$353,800

[1]

For their services to the Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250. Messrs. Harris and Hodge are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

[2]

During the one-year period ending June 30, 2014, each Trustee also served as a Trustee of PIMCO Funds, a registered open-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. In addition, during the period, Mr. Cannon also served as a Trustee of PIMCO Equity Series, a registered open-end management investment company, and as a Trustee of PIMCO Equity Series VIT, a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500.

For his service to PIMCO Equity Series, Mr. Cannon receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person and $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $9,000 and each other committee chair received an additional annual retainer of $750.

For his service to PIMCO Equity Series VIT, Mr. Cannon receives an annual retainer of $10,500, plus $1,875 for each Board of Trustees meeting attended in person and $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Prior to January 1, 2015, the compensation structure for the Board of Trustees of each of PIMCO Equity Series and PIMCO Equity Series VIT was different.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO ETF Trust c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the Fund or Funds they are writing about, the firm through which they purchased the Fund or Funds, and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of a Fund or any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Fund, as the full Board’s representative to attend meetings of the Fund’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Trustees meet regularly and periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended June 30, 2014, there were four regular meetings of the Board.

The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Fund Complex; and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon, Hagan and Parker (Chair)). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended June 30, 2014, there were five meetings of the Audit Committee.

Valuation Committee. The Board has formed a Valuation Committee to which it has delegated responsibility for overseeing the implementation of the Trust’s valuation procedures and making fair value determinations for the Trust’s portfolio holdings on behalf of the Board. Actions by the Valuation Committee are reported to and/or presented for ratification by the full Board of Trustees at the next regularly scheduled meeting of the Trust’s Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Peter G. Strelow and Ms. Stacie D. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended June 30, 2014, there were twelve meetings of the Valuation Committee.

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees (including Messrs. Harris and Hodge who are “interested” Trustees) and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee who are Independent Trustees (currently Messrs. Cannon, Hagan (Chair) and Parker) vote on the nomination of Independent Trustee candidates.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended June 30, 2014, there were four meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall the effectiveness of the Board. No later than the date of an Independent Trustee’s 75th birthday, he or she (the “Retiring Trustee”) shall resign from the Board effective as of the first Board meeting occurring after the Retiring Trustee’s 76th birthday. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $40,000. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 12, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of a one-third of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes case at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes will be treated as Shares that are present. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on the proposal with respect to which the brokers or nominees do not have discretionary power.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of December 31, 2014, the persons owning of record or beneficially 5% or more of the Funds’ Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust other than Mr. Hodge are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
February 19, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO ETF Trust Annual Report for the fiscal year ended June 30, 2014 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660 or telephoning it at (888) 400-4ETF (888-400-4383).

EXHIBIT A

As of December 31, 2014, the total number of shares outstanding for each Fund is set forth in the table below:

FUND NAME	SHARES OUTSTANDING
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	28,550,000
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	2,202,000
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	25,720,000
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	116,667
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,286,667
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,170,000
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	820,000
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	830,000
PIMCO Diversified Income Active Exchange-Traded Fund	960,000
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	38,180,000
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	340,000
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	2,560,000
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,160,000
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,680,000
PIMCO Low Duration Active Exchange-Traded Fund	1,380,000
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,310,000
PIMCO Total Return Active Exchange-Traded Fund	22,030,000

A-1

EXHIBIT B

As of December 31, 2014 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	26.29%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	9.46%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	The Bank of NY Mellon/Mellon Trust of New England, National Association One Boston Place, Floor 8 Boston, MA 02108	5.30%

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	25.72%

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	24.68%

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	15.41%

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	5.28%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	SEI Private Trust Company 1 Freedom Valley Dr Oaks PA 19456-9989	18.63%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	17.59%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	11.76%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	10.58%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	5.76%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	15.38%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	14.93%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	10.70%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	8.99%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	RBC Capital Markets, LLC 3 World Financial Center, 8th Floor New York, NY 10281	7.86%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	7.49%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	5.53%

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	5.38%

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	72.13%

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	6.52%

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	RBC Capital Markets, LLC 3 World Financial Center, 8th Floor New York, NY 10281	6.18%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	23.07%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	11.49%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Citigroup Global Markets 390 Greenwich Street, 3rd Floor New York, NY 10013	9.91%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Interactive Brokers Two Pickwick Plaza Greenwich, Ct 06830	7.52%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	5.79%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	5.38%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	10.78%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	10.65%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Wedbush Securities, Inc. 1000 Wilshire Blvd Los Angeles, CA 90017	8.92%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	7.48%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	6.86%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	6.76%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	JP Morgan Securities Corp. 383 Madison Avenue New York, NY 10179	5.13%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	15.87%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	RBC Capital Markets, LLC 3 World Financial Center, 8th Floor New York, NY 10281	15.70%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	15.25%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	5.46%

PIMCO Diversified Income Active Exchange-Traded Fund	State Street Bank & Trust 1776 Heritage Drive North Quincy, MA 02171	66.67%

PIMCO Diversified Income Active Exchange-Traded Fund	State Street Bank & Trust/State Street Total ETF 1776 Heritage Drive North Quincy, MA 02171	11.11%

PIMCO Diversified Income Active Exchange-Traded Fund	RBC Capital Markets, LLC 3 World Financial Center, 8th Floor New York, NY 10281	7.42%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	18.32%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	13.77%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	7.91%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	7.17%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	UBS Financial 499 Washington Blvd 9th F Jersey City, NJ 07310-2055	6.09%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	6.07%

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	21.01%

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	15.75%

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	14.12%

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	BMO Nesbitt Burns 1 First Canadian Place Toronto, Ontario M5X 1H3	9.20%

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	7.93%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	7.38%

PIMCO Global Advantage Inflation-Linked Bond Active Exchange-Traded Fund	State Street Bank & Trust 1776 Heritage Drive North Quincy, MA 02171	64.39%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	21.99%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	12.72%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	12.02%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	8.26%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	UBS Financial 499 Washington Blvd 9th F Jersey City, NJ 07310-2055	6.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	6.05%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	5.05%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	21.32%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Bank of New York Mellon One Wall Street New York, New York 10286	18.28%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	5.86%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	5.63%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	5.31%

PIMCO Low Duration Active Exchange-Traded Fund	State Street Bank & Trust 1776 Heritage Drive North Quincy, MA 02171	92.59%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	18.60%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	15.18%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	14.16%

FUND NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	13.41%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	5.50%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	5.20%

PIMCO Total Return Active Exchange-Traded Fund	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	16.25%

PIMCO Total Return Active Exchange-Traded Fund	Morgan Stanley Smith Barney Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	15.52%

PIMCO Total Return Active Exchange-Traded Fund	National Financial Services LLC 200 Liberty St, One World Financial Center New York NY 10281-1003	13.94%

EXHIBIT C

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO ETF Trust

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee,

whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A. Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B. Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C. Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

The foregoing Charter was reviewed and approved by the Governance Committee and Board of Trustees of PIMCO ETF Trust on December 12, 2014.

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the Trustees of the Trust, except Messrs. Douglas M. Hodge and Ronald C. Parker, and the Trust’s officers, except for Mr. Hodge, is set forth below. Information about Messrs. Hodge and Parker is set forth in the “Proposal” section of the proxy statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	02/2009 to present	Managing Director and member of Executive Committee, PIMCO.	186	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

[1]	Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** To Be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	02/2009 to present	Private Investor. Formerly, President, Houston Zoo.	186	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO Funds; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

J. Michael Hagan (1939)	Trustee	02/2009 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO Funds.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of December 31, 2014.
**	The term “Fund Complex” as used herein includes each series of the Trust and the series of PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Funds and PIMCO Variable Insurance Trust.

Officers of the Trust

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 02/2009 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President — Senior Counsel, Secretary	11/2013 to present	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.*

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Donald W. Suskind (1973) Vice President	05/2009 to present	Executive Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 02/2009 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Stacie D. Anctil (1969) Assistant Treasurer	02/2009 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, and PIMCO Closed-End Funds

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended June 30, 2014. At a meeting held on August 11, 2014, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending June 30, 2015. PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates
2014	$467,556	$412,340	$0	$0	$12,511,671
2013	$438,780	$4,500	$0	$0	$10,484,125

E-1

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

E-2

PROXY_ETF_021915

{FUND NAME MERGED}

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2015

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of the PIMCO ETF Trust, which is a Delaware Statutory Trust (the “Trust”), hereby appoint(s) Peter G. Strelow, William Galipeau and Joshua D. Ratner, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of shareholders of the PIMCO ETF Trust (the “Special Meeting”) to be held at the Newport Beach Marriott Hotel & Spa, Avalon Room, 900 Newport Center Drive, Newport Beach, California 92660, on April 20, 2015 beginning at 9:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated February 19, 2015. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/PIMCOETF.pdf.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE

TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	WITHHOLD

PROPOSAL

A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:

(01) George E. Borst	¡	¡

(02) Jennifer Holden Dunbar	¡	¡

(03) Douglas M. Hodge	¡	¡

(04) Gary F. Kennedy	¡	¡

(05) Peter B. McCarthy	¡	¡

(06) Ronald C. Parker	¡	¡

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]